Exhibit 10.38

                     MAC(R) NETWORK PARTICIPATION AGREEMENT

This MAC(R) Network Participation Agreement ("Agreement") is dated 9-20-2000, 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07091 ("MAC Participant" or "you").

                                   Background
                                   ----------

MAS operates an electronic fund transfer network using the federally registered service mark and logo, "MAC(R)" and known as the "MAC(R) Network" which includes automated teller machine, point of banking and point of sale terminals identified by the registered MAC service marks and accessed by using certain plastic cards with magnetically encoded stripes issued by participating financial institutions to their account holders allowing such account holders to perform certain banking, financial and purchase transactions. MAC Participant desires to participate in the MAC Network, issue MAC cards to its depositors and, if it elects to do so, operate MAC terminals.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and MAC Participant agree to be legally bound by the terms of this Agreement as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Agreement and not otherwise described herein shall have the meanings set forth in the MAC Rules.

2. MAC NETWORK PARTICIPATION. MAS agrees to provide you with access to the MAC Network, a license to use the MAC Marks and processing of Transaction requests by your MAC Cardholders through the MAC Switch, all of which shall comprise the MAC Network services. You agree to participate in the MAC Network in accordance with the following:

a. Access to the MAC Network. We agree to provide you with access to the MAC Switch and other resources necessary to receive and process Transaction requests made by your MAC Cardholders at MAC Terminals which are linked to the MAC Network and owned, operated or sponsored by other MAC Participants, ATOs and Merchants participating in the MAC Network.

b. Processing MAC Transaction Requests. We agree to receive at our MAC Switch and to process on your behalf requests, messages and other material and items transmitted to you through us by and from other MAC Participants, ATOs and Merchants operating MAC Terminals as a result of the use of MAC Cards by your MAC Cardholders. We will process these Transactions on your behalf in accordance with our MAC Rules and your instructions.

c. MAC Network Processing Options. As a MAC Participant, we agree that you shall have the right to choose your method of connection to and processing in our MAC Network from the following options:

(i) You may choose to use MAS as a processor to authorize Transactions conducted by your Cardholders and/or, at your option, to operate, control, supervise and monitor any of your MAC Terminals. If you choose this option you agree to enter into a separate agreement with MAS for its processing services.

(ii) You may operate as a Direct Intercept Processor to authorize your own Transactions and operate, control, supervise and monitor the MAC Terminals you operate through your own self-operated computer facilities. If you choose to operate in this manner you must establish a direct communications link to our MAC Switch and satisfactorily complete Certification with the MAC Network.

(iii) You may choose to use the services of another Processor to authorize Transactions conducted by your Cardholders and/or to operate, control, supervise and monitor any MAC Terminals you operate as well. Further, you may choose to share these responsibilities with a Processor by performing either of these functions for yourself while using the Processor to perform the other service. Or, you may choose to authorize your own Transactions and operate, control, supervise and monitor the MAC Terminals you operate but connect to the MAC Switch through another Processor. If you choose any variation of this option, you must designate such Processor to us and such Processor must meet the standards for third party Processors under the MAC Rules, enter into a MAC Processor Agreement with us, establish a communications link to our MAC Switch and satisfactorily complete Certification with the MAC Network.

You  shall  indicate  your  selection  of  processing   options  to  us  on  the
Specification Form which you complete in accordance with our instructions.

3. LICENSE TO USE MAC MARKS. MAS owns the MAC Marks which are the federally registered service marks of the terms MONEY ACCESS CARD(R), MONEY ACCESS CENTER(R), MONEY ACCESS SERVICE(R) and MAC(R) with related symbols and logos. MAS also owns certain other federally registered service marks using MAC or a derivative thereof. For the term of this Agreement, MAS hereby grants to you a nonexclusive, non-transferable license, without a right of sublicense, to use the MAC Marks in compliance with MAC Graphic Standards on MAC Terminals, Cards, signs and various forms of marketing materials. To preserve the integrity of the MAC Marks, we shall have the right to approve your first use of the MAC Marks and thereafter, from time to time, may inspect your records of use or collect samples of your use of the MAC Marks during the term of this Agreement. The MAC license will terminate immediately and without further action by us if you use the MAC Marks in any manner without our consent other than as provided herein or upon any termination of this Agreement.

4. MAC NETWORK RULES. The MAC Network has adopted rules and regulations, policies, operating procedures, Transaction routing requirements, MAC Graphic Standards and technical specifications and requirements, including but not limited to Transaction sets, message formats, receipt requirements, Cardholder instructions and screens (collectively herein the "MAC Rules" or "our Rules"). These MAC Rules govern the provision of MAC Network services. We may modify or amend the MAC Rules from time to time, including the Transactions or Transaction sets and may require all MAC Terminals to be altered if necessary, at your cost, to accommodate the Transaction modification. You agree to abide by and comply with the MAC Rules at all times in participating in the MAC Network and using MAC Network services.

We agree to deliver to you prior to execution of this Agreement a copy of the MAC Rules to enable you to participate in the MAC Network. We also agree to provide you with any amendments, updates and changes to the MAC Rules as they occur from time to time. Any such amendments and changes to the MAC Rules shall be effective as provided in such Rules. You acknowledge you have received a copy of the MAC Rules. You agree if you are in noncompliance with our MAC Rules at any time during the term of this Agreement, you will pay the standard MAC fines and penalties for each such occurrence as set forth in the MAC Rules and that such noncompliance may be the basis of termination of this Agreement.

5. FEES.
   -----

a. Schedule of Fees. You agree to pay the fees and charges set forth on the Schedule of Fees to this Agreement for our MAC Network services provided under this Agreement. You agree that if we add new MAC Network services or Transactions during the term of this Agreement we may amend such Schedule of Fees to add charges for such new services or Transactions at any time. All other fees shall be due for payment within thirty (30) days from the date billed. We will submit monthly statements for the fees, communications and related charges, plastic cards, supplies, marketing materials and other costs payable by you pursuant to this Agreement. Payment will be made in accordance with the MAC Rules. We may increase or decrease the Schedule of Fees effective January 1 of each year upon not less than one hundred twenty (120) days' prior written notice to you.

b. MAC Interchange Fees. You agree to pay the MAC Interchange Fees set forth on the Schedule of Fees for each Transaction conducted by one of your MAC Cardholders at a MAC ATM or POB Terminal operated by another MAC Participant or an ATO. We may increase or decrease the Interchange Fees upon not less than one hundred twenty (120) days' prior written notice to you.

c. MAC Interchange Payments. Upon collection, we will pay you a MAC Interchange Payment when a MAC Cardholder of another MAC Participant uses one of your MAC ATM or POB Terminals. In addition, we may from time to time adopt payments for other purposes. If we adopt such payments we will notify you, tell you when such payments will commence and make payments to you when appropriate. We may increase or decrease the Interchange or other payments upon not less than one hundred twenty (120) days' written notice to you.

d. Taxes and Expenses. In addition to the applicable standard charges itemized on the Schedule of Fees, you agree to pay all federal, state and local taxes assessed in connection with your participation in the MAC Network other than those taxes which are based on the net income or property of MAS as well as all other expenses, fees and charges imposed by a governmental entity arising out of or incidental to your use of MAC Network services.

6. CLEARING ACCOUNT. For the purpose of settling daily Transactions and the fees, charges and expenses for MAC Network services, you will establish and maintain, during the term of this Agreement, a clearing account at a financial institution designated or approved by us. You agree to maintain at all times in such account a balance sufficient to pay all daily settlement entries, fees, charges and expenses incurred for participation in the MAC Network. You hereby grant MAS authorization to effect credits to and debits from the clearing account for daily settlement among Participants, ATOs and Merchants and for payment of the fees, charges and expenses due and owing to MAS. You agree to execute any documentation required by us or by the designated settlement bank to grant authority to us to debit or credit such account.

7. CONFIDENTIALITY OF INFORMATION. You acknowledge that we have, through the expenditure of a significant amount of time, effort, costs and research, developed and/or secured the right to use various computer programs, forms, logos, manuals, and related materials, including our MAC Rules, which constitute property of great value and/or trade secrets, and that disclosure to others of such materials may result in loss or irreparable damage to us. You further acknowledge that the MAC Network in its entirety constitutes a trade secret of MAS which is revealed to you in confidence. Accordingly, you agree to hold and use any and all such property and information regarding the MAC Network in confidence, and not to disclose, reveal, copy, sell, transfer, sub-license, assign or distribute any part or parts of it, in any form, to any individual, firm, corporation, or other entity, or permit any of your employees, agents or representatives to do so, except as expressly permitted in writing by us. You further agree that upon termination of your participation in the MAC Network for any reason, you will immediately return all such property to us.

8. LIMITATION OF LIABILITY
   -----------------------

      (a) Disclaimer of Certain Damages. The duties and responsibilities of MAS under this Agreement will be limited to those expressly set forth and undertaken herein. In no event shall MAS be liable to MAC Participant for (i) any loss of use, revenue, profit or business opportunities or indirect, incidental, consequential, punitive, special or exemplary damages, even if MAS is informed or is otherwise aware or should be aware, of the possibility or likelihood of such damages and regardless of whether any limited remedy provided hereunder is determined to fail in its essential purpose, (ii) losses or damages attributable to or arising from overhead allocations or general and administrative costs and expenses of MAC Participant, (iii) losses or damages caused other than by MAS's own gross negligence or intentional misconduct, or (iv) losses or damages arising out of the fraudulent or criminal acts of third parties.

      (b) Damages Cap. Notwithstanding any provision contained in this Agreement to the contrary, the aggregate liability of MAS during each consecutive twelve
(12) month period beginning on the Effective Date for any and all claims, demands, costs, losses, damages or other potential or actual expenses which are in any way related, directly or indirectly, to the execution, performance or subject matter of this Agreement shall not exceed the average monthly amount of fees paid by MAC Participant to MAS during such period, exclusive of interchange and pass-through fees, multiplied by three (3), regardless of the form of action employed, whether in contract, warranty, tort (including negligence) or otherwise.

      (c) Risk Allocation. The parties agree that the limitation of liability set forth in this Section 8 is a reasonable allocation of risk and that such limitation shall apply to any remedy ordered by a court, regardless of whether such court determines that any remedy provided for hereunder fails in its essential purpose.

9. FORCE MAJEURE. Neither MAS nor MAC Participant shall be liable for any loss resulting from a delay or failure in its provision of MAC Network services or in the operation of a MAC Terminal due in whole or in part to any natural disaster, epidemic, fire, act of God, strike, war, riot, civil disturbance, court order, statute, governmental issuance, technological facility outage, shortage of or significant fluctuation in power or any other cause beyond its reasonable control.

10. NO WARRANTIES. MAS HEREBY DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY EXPRESS AND IMPLIED WARRANTIES OF MERCHANT-ABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11. INDEPENDENT ENTITY. We agree to provide MAC Network services to you as an independent contractor only. None of MAS's officers, employees, agents or representatives will be subject to your control.

12. INSURANCE. You agree to obtain all insurance coverage which is required by state and federal law and regulation and dictated by prudent business practices in connection with your participation in the MAC Network.

13. RIGHT OF INSPECTION OF RECORDS. Upon reasonable notice to us and during normal business hours, your representatives, auditors, and/or representatives of your regulatory agencies may inspect any file which we maintain regarding the provision of MAC Network services to you.

14. ASSIGNMENT AND MERGER. This Agreement may not be assigned by you without our prior written consent. If you are the subject of or a participant in a merger or acquisition by (i) statute, (ii) purchase of assets, (iii) sale or exchange of stock, (iv) consolidation or (v) any other means, such merger or acquisition shall not terminate this Agreement; rather, this Agreement shall remain in full force and effect after such merger or acquisition as the obligation of the surviving financial institution.

15. EFFECTIVE DATE AND TERM. This Agreement shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Agreement shall be for an initial term of five (5) years from the date services to your MAC Cardholders commence hereunder and, thereafter, for successive one (1) year renewal terms unless terminated in accordance with paragraph 16 herein.

16. TERMINATION. This Agreement may be terminated in its entirety by either party at the end of the initial term or any renewal term upon one hundred eighty
(180) days' prior written notice to the other party. In addition, we may terminate this Agreement at any time if you breach the provisions hereof, fail to abide by the MAC Rules or, notwithstanding paragraph 14 herein, are acquired by a party which is not a MAC Participant. In the event of an early termination, you agree to pay the special termination fees provided in the MAC Rules.

17. AMENDMENTS. Except for amendments, expansions and other changes to the MAC Rules, this Agreement may be amended only by a writing duly executed by both parties. We may amend, expand or otherwise change the MAC Rules in whole or in part at any time.

18. ENTIRE AGREEMENT. This Agreement, including all addenda, exhibits hereto and the MAC Rules constitute the entire understanding between the parties as to MAC Network services and supersede all previous communications, past practices, commitments and writings.

19. SEVERABILITY. If any provision of this Agreement is held invalid, illegal, void or unenforceable by reason of any judicial decision all other provisions of this Agreement shall nevertheless remain in full force and effect.

20. WAIVERS. No course of dealing or failure to enforce any provision or exercise any right under this Agreement by either party shall be construed as a waiver of such provision or right, affect the validity of this Agreement or curtail the ability of any party to enforce such provision or exercise such right in the future.

21. NOTICES. All notices by one party to the other under this Agreement shall be in writing and shall be considered delivered when actually received or three (3) business days after placement in the U.S. Postal Service, whichever is sooner. Notice shall be sent to each party at the addresses set forth in the first paragraph of this Agreement. Either party may change the address for notices at any time by providing written notice of such change to the other party.

22.  HEADINGS.  The titles and headings which precede the text of this Agreement
have  been  inserted   solely  for  convenience  of  reference  and  contain  no
substantive meaning.

23. APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized representatives on the date first written above.

MONEY ACCESS SERVICE INC.


By: /s/ Lois Pembroke
    ---------------------------

Lois Pembroke, Sales Executive
-------------------------------
Name and Title (Printed)

TOWN BANK OF WESTFIELD
        577015
-------------------------------
Financial Institution Identification Number


By: /s/ Robert W. Dowens, Sr.
    ---------------------------

Robert W. Dowens, Sr. President
-------------------------------
Name and Title (Printed)

                                Schedule of Fees
                               State of New Jersey

Participant agrees to pay MAS:

MAC Network Access Fees

1.    Card Royalty Fee

      A. Debit Cards -a monthly fee per card capable of performing MAC Network debit Transactions (excluding Credit Cards).

            1-100,000                 $0.025
            100,001-1,000,000         0.01
            over 1,000,000            0.005

      B. Credit Cards - a $.01 fee per year per card capable of performing MAC Network credit Transactions. Fee is assessed quarterly.

2. **ATM and POB Transaction Fee - a per Transaction fee (including Declines) for use of a Card issued by Participant at ATM and POB Terminals operated by other Participants or ATOs in the Network plus Interchange Fee for each Transaction in accordance with the MAC Interchange Tables. All transactions, including Declines are charged at each level, regardless of the tier reached.

            1-25,000                  $.13
            25,001-50,000              .11
            50,001-100,000             .07
            100,001-500,000            .06
            500,001-1,000,000          .05
            1,000,001-2,500,000        .04
            over 2,500,000             .03

3.    POS Transaction Fees

      A. **POS Transaction Fee - a per Transaction fee for use of a Card issued by Participant at POS Terminals for a Transaction request in the Network. All Transactions, including Declines are charged based on the lowest fee tier achieved in a given month.

            1-100,000                 $.075
            100,001-250,000            .06
            250,001-500,000            .05
            500,001-1,000,000          .04
            over 1,000,000             .03

      B. Issuer Reimbursement Fee - a payment to the Issuer Participant as collected from the POS Acquirer in the amount of $.10 per approved purchase.

4.    An Operating fee of $200.00 per month.

5. A Card prefix fee of $3.00 per month for each prefix associated with a BIN, regardless of the number of BINs.

6. An adjustment fee of $.05 per adjustment processed on the Administrative Terminal (MAC Manager/MAC Remote).

7. A deposit adjustment fee of $1.00 per adjustment manually processed by MAS.

8. A monthly Administrative Workstation (MAC Manager/MAC Remote) support fee of $50 for each workstation in excess of one. No monthly support fee is assessed for the first workstation.

9. Negative File Fee of $.02 per month for each record maintained on file for intercept processors and authorization processors.

10. A monthly fee of $100 for a Participant that surcharges Transactions at their ATMs.

11.   A fee of $0.05 per a surcharged Transaction.

12. Telecommunications fees as applicable to Participant will be billed monthly.

In addition to the fees stated above, the following fee applies to Direct Intercept Processors, authorization processors and co-operative processors that do not provide a positive balance file (PBF):

13. Stand-in Transaction Fee of $.04 per transaction authorized in Stand-In Processing mode.

In  addition  to the  above,  the  following  fees  apply  to  Direct  Intercept
Processors:

14. Direct Intercept Processor link or host maintenance link connect fee of $500 per communications line, per month.

15. A modem lease of $50 per modem, per month or a modem maintenance fee of $18 per modem, per month for Direct Intercept Processor link or host maintenance link, as applicable to Participant.

16. Universal Service Fund fees, as implemented by the Federal Communications Commission (FCC), will be billed as a percentage of applicable monthly telecommunication fees.

17.   Testing and Certification* $250 per hour

18.   Installation of New Port or Change of Port $2,000 per port

*Includes administrative set up, testing and certification. Hours billed for testing and certification are based on individual needs of processor. Administrative setup requires a minimum of forty hours. Minimums are due upon execution of contract.

Reporting and File Distribution
-------------------------------
and Delivery Charges
--------------------

In addition to network participation fees the following charges pertain to certain reporting and file distribution and delivery charges for providing and delivering reports:

1     A monthly report distribution fee of:

o     $125 via paper

o     $75 via fiche, $5 per additional copy of reports via fiche per month

o     $50 via host to host transmission


2.    A monthly reconciliation file fee of:

o     $125 via tape

o     $75 via transmission

3.    A  transmission   fee  of  $.30  per  minute  will  be  assessed  for  all
      transmissions initiated by the MAC Network.

Inter-Regional Arrangements
---------------------------

      1.    ATM  Transaction  Fee  -  a  per   Inter-Regional   Arrangement  ATM
            transaction fee (including Declines) of $.10 by use of a Card issued by User and Transactions acquired at User's ATM Terminal.

Interchange Table
-----------------

Honor - Inter-Regional Arrangement Interchange Fees-Pass-Through

(For information purposes only)
      Withdrawals           $.50
      Transfers             $.30
      Inquiries             $.30
      Denials               $.30

                             MONEY ACCESS SERVICE(R)

                             Effective March 1, 2000
                             -----------------------

A payment to the Terminal Acquirer as collected from the Issuer Participant:

---------------------------------------------------------------------------------------------------
                                           ATM is Located in:
---------------------------------------------------------------------------------------------------
                                Region A                                      Region B
---------------------------------------------------------------------------------------------------
    Regions              Middle Atlantic/Midwest                             All Other

---------------------------------------------------------------------------------------------------
                                                                          All Other States
    States           DE, IN, KY, NJ, OH, PA, WI, WV
                             and Metro NY**

---------------------------------------------------------------------------------------------------
                 On-premise withdrawal             $0.34        On-premise withdrawal         $0.45
                 Off-premise withdrawal            $0.34        Off-premise withdrawal        $0.55
                 Deposit                           $1.00        Deposit                       $1.00
                 Transfer                          $0.25        Transfer                      $0.25
  Interchange    Inquiry                           $0.25        Inquiry                       $0.25
                 Denial                            $0.25        Denial                        $0.25
                 Other*                            $0.25
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

* "Other" transactions are available to cardholders in IL, IN, KY, MI, OH, WI and WV only.

** Metro New York consists of the following: West Chester, Rockland, Nassau and Suffolk counties and the 5 boroughs of New York city.

                 MAC(R) NETWORK PARTICIPATION SPECIFICATION FORM

In accordance with your MAC(R) Network Participation Agreement, on this Specification Form you hereby choose your method of connection to and processing in the MAC Network. All capitalized terms used herein shall have the meanings set forth in the MAC Rules.

|X| MONEY ACCESS SERVICE INC. will be your processor and you will operate in the following manner.

      |_|   Full Service

      |_|   Authorization Processor

      |X|   Cooperative Processor

|_| You will be your own Processor and authorize your Cardholder Transactions and, if appropriate, drive your own Terminals.

|_| You have selected a third party as your Processor who will authorize your Cardholder Transactions and, if appropriate, drive your Terminals. You understand that your Processor must be certified according to the MAC Rules to provide you with access to the MAC Network. The Processor you have selected is:

      Name: ___________________________________________
      Address: ________________________________________

      Contact: ________________________________________
      Phone No: _______________________________________

If you have selected a third party as your Processor, you may elect to settle your daily Transactions directly or through your third party Processor. Please indicate below by your initials your preference for settlement:

      |_| MAS should settle directly with you.

      |_| MAS should settle with your third party processor. You understand that if you select this settlement option you bear all settlement risks regarding solvency and financial creditworthiness of your selected third party processor.

      TOWN BANK OF WESTFIELD


      By: /s/ Robert W. Dowens, Sr.
          ---------------------------------------------

      Name and Title (Printed): Robert W. Dowens, Sr., President
                                --------------------------------

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

This MONEY ACCESS SERVICE Processing Agreement ("Agreement") is dated 9-20-2000, 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User" or "you").

                                   Background
                                   ----------

      MAS provides Electronic Fund Transfer processing for automated teller machine, point of banking and point of sale Terminals and accessed by using certain plastic cards with magnetically encoded stripes issued by financial institutions to their account holders allowing such account holders to perform certain banking, financial and purchase Transactions. Additionally, MAS offers services for the authorization of Transactions and provides Gateway services to various EFT Networks, as well as certain other EFT services ("MAS Processing Services"). User desires to purchase and use MAS Processing Services.

      NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Agreement as hereinafter set forth.

1.    DEFINED TERMS.
      -------------

      All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Exhibit A attached hereto and made a part hereof.

2.    MAS PROCESSING SERVICES.
      -----------------------

      You hereby agree to use MAS as the processor of Transactions conducted by your Cardholders and/or at your Terminals. While you are a User of MAS Processing Services under this Agreement, you elect to interface with MAS in one of the following modes:

|_|   Full Service

|_|   Authorization Processor

|X|   Cooperative Authorization Processor

|_|   Intercept Processor

|_|   Independent Sales Organization (ISO)

You understand and agree that the mode you elect now for your Interface to MAS will govern you for the duration of this Agreement. You may elect to use any or all of the following MAS Processing Services set forth below; however, you agree that during the term of this Agreement we shall be the exclusive provider to you of any of the services described below which you elect:

      (i) MAS Authorization Services. In accordance with your Cardholder information you will supply to us, we will authorize or decline Transaction requests received from any Terminals at which your Cardholders have access or any Networks in which you participate by our comparison to your Cardholder information which can consist of any of the following: (a) real time account records, (b) daily account balances or (c) parameter instructions.

      (ii) MAS Terminal Driving Services. We will establish a direct electronic connection between the ATM and/or POB Terminals you operate and our switch in order to operate, supervise and monitor such Terminals for you.

      (iii) Gateway Services. We will provide electronic connections from the switch to other Network switches and other card issuers which will permit you to acquire ATM, POB and/or POS Transactions of other Networks' and/or issuers' Cardholders at Terminals we operate for you and to facilitate Transactions by your Cardholders, if any, at the ATM, POS or POB Terminals of other Networks. You may choose among the Gateway services we inform you we are able to provide. If you elect to purchase any of our Gateway services from us you will appropriately complete and execute applications, membership agreements, sponsorship agreements or other documents as may be necessary to offer such Gateway services as may be required by us or the relevant regional or national ATM Network or card issuer, and shall provide to us evidence of your authority to participate in such Networks or with such card issuers, as we may require from time to time.

(iv) Additional Services. We also offer an array of additional MAS Processing Services from which you may select to complement your Electronic Fund Transfer products. These Processing Services include telephone banking, bill payment, self service banking and Cardholder service charge products. You shall indicate your selection of additional MAS Processing Services on the Specification Forms you complete, and execute an addendum to this Agreement for each such service you desire. From time to time we may introduce new Processing Services which you may select by executing a further addendum to this Agreement.

3.    SUPPORT AND TERMINAL LOCATION
      -----------------------------

      (a) Support Equipment and Terminals. You agree to purchase or lease and install such ATM and POB Terminals as you desire to operate and you agree to obtain and maintain in good working order at your expense the data processing and communications equipment which is necessary and appropriate to facilitate the provision of MAS Processing Services. You shall independently determine the locations of the Terminals you choose to operate in accordance with the rules of the Networks you join and subject to any necessary regulatory approvals.

      (b) Location of Terminals.

            (1) United  States and its  Territories.  You agree that  subject to
Section 3b. (2) of this Agreement, the MAS Processing Services to be provided under this Agreement shall only occur at Terminals located in the United States of America or its territories.

            (2) Outside of the United States or its Territories. If you desire to receive MAS Processing Services at any Terminal located outside of the United States of America, you agree to first provide MAS with a written schedule of any country or countries in which you intend to receive MAS Processing Services. You may not obtain MAS Processing Services for Terminals located outside of the United States of America and its territories without MAS's prior written approval. If MAS agrees to provide such services to you, that approval will be, subject to the following conditions and other conditions to which the parties agree at the time:

            (i) We can terminate the provision of MAS Processing Services in any country at any time and without being deemed to be in breach of the MAS Processing Agreement if we, in our sole discretion, determine that continued provision of service to Terminals located in such country could adversely impact MAS. If we terminate the provision of MAS Processing Services in a particular country, we will provide you with sixty (60) days' prior notice of such termination, unless exigent circumstances exist.

      (ii) If any provision of the Agreement is declared or found to be illegal, unenforceable or void under the laws of any country ("Voided Provision"), for purposes of the laws of the specific country in which the provision is void, the Agreement will be construed as if not containing the Voided Provision, and the rest of the Agreement will remain in full force and effect, and the rights and obligations of the parties hereto shall be construed and enforced accordingly under the laws of that country; provided, however, that the parties consent to the enforcement of the entire Agreement, including the Voided Provision, under the laws of the State of Delaware.

      (iii) The parties hereto affirmatively consent that interpretation, construction and performance of this Agreement, including the provision of MAS Processing Services in any country outside of the United States of America or its territories, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principle of conflicts of laws. The parties also consent to the jurisdiction and venue in the Delaware courts with respect to the enforcement of any matter under this Agreement, regardless as to the location of any Terminal receiving MAS Processing Services.

      (iv) You have obtained all necessary authorizations required under the laws, regulations and code provisions of each country in which you seek to receive MAS Processing Services.

      (v) You are not aware of any provision of the law, regulation or code under the laws of each country in which you seek to receive MAS Processing Services that would prevent (a) the provision of the MAS Processing Services to you or (b) the enforcement of this Agreement in accordance with its terms. During the term of this Agreement, the parties also agree to promptly notify each other of the enactment or promulgation of any provision of the law, regulation or code under the laws of each country in which you seek to receive MAS Processing Services that would prevent (a) the provision of the MAS Processing Services or (b) the enforcement of this Agreement in accordance with its terms.

4.    USER SPECIFICATIONS.
      -------------------

      We will perform our processing in accordance with your instructions and information provided to us on our Specification Forms and the rules of the Networks you join.

5.    FEES.
      ----

      (a) Schedule of Fees. You agree to pay our fees and charges set forth on the Schedule of Fees attached hereto as Exhibit B and Exhibit C for our MAS Processing Services. Further, you agree to pay all third party charges (including, but not limited to, our charges related to telecommunications services and transportation expenses) incurred in connection with our provision of MAS Processing Services. You agree that if we add new MAS Processing Services or Transaction types during the term of this Agreement we may amend the Schedule of Fees to add charges for such new services or Transaction types at any time. Any service performed by us at your request or as necessitated by your act or failure to act which is beyond the scope of the MAS Processing Services you select on the Specification Forms shall be billed to you at our standard rates then in effect including charges for personnel and computer time, equipment, supplies, out-of-pocket costs and other expenses which you agree to pay us. Commencing upon execution of this Agreement, all applicable fees and charges shall be payable upon invoice to you. We will submit monthly statements for the fees, charges, supplies and other costs payable by you pursuant to this Agreement. Payment will be made in accordance with Section 6 hereof. We may increase or decrease the Schedule of Fees effective January l of each year upon not less than one hundred twenty (120) days' prior written notice to you.

      (b) Taxes. In addition to the applicable standard fees and charges for MAS Processing Services and any other service we perform for you, you agree to pay all federal, state and local taxes assessed as well as all other expenses, fees and charges imposed by a governmental entity arising out of or incidental to your use of MAS Processing Services other than those taxes, expenses, fees or charges which are based on the net income or property of MAS.

6.    CLEARING ACCOUNT.
      ----------------

For payment of the fees, charges, expenses and taxes, if any, due and owing to MAS under this Agreement, you will establish and maintain for the term of this Agreement a clearing account at a financial institution designated or approved by us. If you have executed a MAC Network Participation Agreement or MAC Network Authorized Terminal Operator Sponsorship Agreement and already have established a clearing account pursuant thereto, then for purposes of this Agreement you hereby grant MAS authorization to effect credits to and debits from such clearing account for payment of the fees, charges, expenses and taxes due and owing to MAS under this Agreement. You agree to execute any documentation required by us or by the designated settlement bank to grant authority to us to debit or credit such account. You agree to maintain at all times in the clearing account a balance sufficient to pay all amounts due and owing to MAS under the MAC Network Participation Agreement or MAC Network Authorized Terminal Operator Sponsorship Agreement, if applicable, and this Agreement.

7.    CONFIDENTIALITY OF INFORMATION.
      ------------------------------

      You acknowledge that we have, through the expenditure of a significant amount of time, effort, costs and research, developed and/or secured the right to use various computer programs, forms, logos, manuals, and related materials, including our operating procedures and technical specifications, which constitute property of great value and/or trade secrets, and that disclosure to others of such materials may result in loss or irreparable damage to us. Accordingly, you in your use of our MAS Processing Services agree to hold and use any and all such property or information in confidence, and not to disclose, reveal, copy, sell, transfer, sub-license, assign or distribute any part or parts of it, in any form, to any individual, firm, corporation, or other entity, or permit any of your employees, agents or representatives to do so, except as expressly permitted in writing by us. You further agree that upon termination of your use of MAS Processing Services for any reason, you will immediately return all such property to us.

      We acknowledge that, in your use of our MAS Processing Services, you may disclose to us certain confidential information relating to your Cardholders (if applicable). Accordingly, we agree to hold and use any and all such Cardholder information in confidence, and not to disclose, reveal, copy, sell, transfer, assign or distribute any part or parts of it, in any form, to any person or entity, or permit any of our employees, agents, or representatives to do so, except as expressly permitted in writing by you or as required by applicable law.

8.    MALFUNCTIONS.
      ------------

      Each party shall notify the other party immediately upon discovery of any evidence which might indicate that any of the MAS Processing Services are not satisfactory. Upon such notification, both parties shall consult and test in a manner that MAS deems appropriate to solve the problem. If we determine that the problem arises from hardware, software, personnel or other items within our control, we shall correct within a reasonable time not to exceed thirty (30) days from the date on which any such errors are brought to our attention. If we determine that the problem arises from the equipment, software, personnel procedures, communication or site facilities or other items within your control, you at your own cost shall correct the problem within a reasonable time not to exceed thirty (30) days from the date on which any such errors are brought to your attention.

9.    FORCE MAJEURE.
      -------------

      Neither MAS nor User shall be liable for any loss resulting from a delay or failure in its provision of MAS Processing Services or in the operation of a Terminal due in whole or in part to any natural disaster, epidemic, fire, act of God, strike, war, riot, civil disturbance, court order, statute, governmental issuance, technological facility outage, shortage of or significant fluctuation in power or any other cause beyond its reasonable control.

10.   LIMITATION OF LIABILITY
      -----------------------

      (a) Disclaimer of Certain Damages. The duties and responsibilities of MAS under this Agreement will be limited to those expressly set forth and undertaken herein. In no event shall MAS be liable to User for (i) any loss of use, revenue, profit or business opportunities or indirect, incidental, consequential, punitive, special or exemplary damages, even if MAS is informed or is otherwise aware or should be aware, of the possibility or likelihood of such damages and regardless of whether any limited remedy provided hereunder is determined to fail in its essential purpose, (ii) losses or damages attributable to or arising from overhead allocations or general and administrative costs and expenses of User, (iii) losses or damages caused other than by MAS's own gross negligence or intentional misconduct, or (iv) losses or damages arising out of the fraudulent or criminal acts of third parties.

      (b) Damages Cap. Notwithstanding any provision contained in this Agreement to the contrary, the aggregate liability of MAS during each consecutive twelve
(12) month period beginning on the Effective Date for any and all claims, demands, costs, losses, damages or other potential or actual expenses which are in any way related, directly or indirectly, to the execution, performance or subject matter of this Agreement shall not exceed the average monthly amount of fees paid by User to MAS during such period, exclusive of interchange and pass-through fees, multiplied by three (3), regardless of the form of action employed, whether in contract, warranty, tort (including negligence) or otherwise.

      (c) Risk Allocation. The parties agree that the limitation of liability set forth in this Section 10 is a reasonable allocation of risk and that such limitation shall apply to any remedy ordered by a court, regardless of whether such court determines that any remedy provided for hereunder fails in its essential purpose.

11.   NO WARRANTIES.
      -------------

      MAS HEREBY DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY EXPRESS AND IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.   INDEPENDENT ENTITY.
      ------------------

      We agree to provide MAS Processing Services to you as an independent contractor only. None of MAS's officers, employees, agents or representatives will be subject to your control.

I3.   INSURANCE.
      ---------

      You agree to obtain all insurance coverage which is required by state and federal law and regulation and dictated by prudent business practices in connection with your use of MAS Processing Services.

14.   RIGHT OF INSPECTION OF RECORDS.
      ------------------------------

      Upon reasonable notice to us and during normal business hours your representatives, auditors, and/or representatives of your regulatory agencies may inspect any file which we maintain regarding the provision of MAS Processing Services to you.

15.   ASSIGNMENT AND MERGER.
      ---------------------

      This Agreement may not be assigned by you without our prior written consent. If you are the subject of or a participant in a merger or acquisition by (i) statute, (ii) purchase of assets, (iii) sale or exchange of stock, (iv) consolidation or (v) any other means, such merger or acquisition shall not terminate this Agreement; rather, this Agreement shall remain in full force and effect after such merger or acquisition as the obligation of the surviving financial institution.

16.   EFFECTIVE DATE AND TERM.
      -----------------------

      This Agreement shall be effective as of the date indicated in the introductory paragraph hereof provided that it is fully executed by us in original form and the payments required hereunder have been delivered to us. The initial term of the Agreement shall be five (5) years from the date our services commence under this Agreement and, thereafter, for successive one (1) year renewal terms unless terminated in accordance with paragraph 17 herein.

17.   TERMINATION.
      -----------

      This Agreement may be terminated in its entirety by either party at the end of the initial term or any subsequent term upon one hundred eighty (180) days' prior written notice to the other party. In the event you breach this Agreement causing an early termination or terminate this Agreement prior to the expiration of its term, you agree to pay an early termination fee in an amount equal to the product of your average monthly fees times the number of months left in your current term.

18.   AMENDMENTS.
      ----------

      This Agreement may be amended only by a writing duly executed by both parties.

19.   ENTIRE AGREEMENT.
      ----------------

      This Agreement, including all schedules, addenda and exhibits hereto, constitutes the entire understanding between the parties as to MAS Processing Services and supersedes all previous communications, commitments and writings.

20.   SEVERABILITY.
      ------------

      If any provision of this Agreement is held invalid, illegal, void or unenforceable by reason of any judicial decision, all other provisions of this Agreement shall nevertheless remain in full force and effect.

21.   WAIVERS.
      -------

      No course of dealing or failure to enforce any provision or exercise any right under this Agreement by either party shall be construed as a waiver of such provision or right, affect the validity of this Agreement or curtail the ability of any party to enforce such provision or exercise such right in the future.

22.   NOTICES.
      -------

      All notices by one party to the other under this Agreement shall be in writing and shall be considered delivered when actually received or three (3) days after placement in the U.S. Postal Service, whichever is sooner. Notice shall be sent to each party at the addresses set forth in the first paragraph of this Agreement. Either party may change the address for notices at any time by providing written notice of such change to the other party.

23.   HEADINGS.
      --------

      The titles and headings which precede the text of this Agreement have been inserted solely for convenience of reference and contain no substantive meaning.

24.   APPLICABLE LAW.
      --------------

      This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized representatives on the date first written above.

MONEY ACCESS SERVICE INC.


By:/s/ Lois Pembroke
   -----------------------------

Lois Pembroke, Sales Executive
--------------------------------
Name and Title (Printed)

TOWN BANK OF WESTFIELD
By: Robert W. Dowens, Sr.
    ----------------------------

Robert W. Dowens, Sr., President
--------------------------------
Name and Title (Printed)

          577015
--------------------------
User Identification Number

                                    EXHIBIT A

                                  DEFINED TERMS
                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

"Automated Teller Machine" or "ATM"- An electronic device activated by a Cardholder which permits such Cardholder to access his or her account(s) for the purpose of conducting banking Transactions. An ATM includes a full function as well as a cash dispensing only machine.

"Business Day" - That part of any day, Monday through Friday, on which substantially all business functions are conducted and which is not a legal holiday.

"Cardholder" - A customer of a card issuer who has been issued a card which activates a Terminal and permits such customer to access his or her account(s) for the purpose of conducting Transactions.

"Gateway" - A technical interface between a computer processing switch and a Network switch, a card issuing body or a provider of EFT or EBT services for the purpose of conducting Transactions.

"Electronic Benefits Transfer" or "EBT" - The provision of government entitlement programs to those individuals who are entitled to receive such entitlements or benefits through the use of magnetically striped or other cards capable of storing information regarding the Cardholder and capable of accessing ATM, POB and POS Terminals to receive distribution of such entitlements or benefits.

"Electronic Fund Transfer" or "EFT" - A transfer of funds that is initiated through a Terminal, telephone, computer or magnetic tape and results in a debit or credit to an account.

"Interface" - The combination of the computer programs and communications links by which a Network switch can receive messages directly from and send messages directly to parties which have an agreement to use such Network's services.

"MAC" - The service mark and logo which designate the MONEY ACCESS SERVICE brand of Network services.

"MAS" - MONEY ACCESS SERVICE as operated by MONEY ACCESS SERVICE INC. or any successor corporations.

"Network" - An organization of computer hardware, software, communications facilities, Terminals, documentation and service marks designed to support the interchange of Transactions among financial institutions and others.

"Point of Banking" or "POB" - The utilization of EFT access cards for banking Transactions at clerk operated Terminals in merchant locations.

"Point of Sale" or "POS" - The utilization of EFT access cards for Transactions at retail locations.

"Processing Services" - The authorization of Transactions; the operation, control, supervision and monitoring of Terminals deployed by a participant; and/ or the provision of electronic connections from MAS to MAC or another Network switch or card issuer to others.

"Specification Form" - A form provided by MAS on which a User documents its instructions and selections of the options offered by MAS in its Processing Services.

"Terminal" - An electronic communications device through which a Transaction is initiated.

"Transaction" - An EFT request made at a Terminal by a Cardholder to his or her card issuer to debit or credit funds from his or her account(s) which is approved by such card issuer.

"User" - A financial institution or other entity which has entered into an agreement with MAS to use MAS Processing Services.

                                      * * *

                                    EXHIBIT B
                       MONEY ACCESS SERVICE(R) PROCESSING
                                SCHEDULE OF FEES

User agrees to pay MAS:

Set Up Fees
-----------

1.    A one time set-up/installation fee of $4,900 (Waived).

Processing Fees
---------------

1     Dedicated Line Device Fees
      --------------------------

      A. Terminal fee for each ATM or Other On- Line Terminal of $175 per month.

      B. Telecommunications fees, as applicable to User, will be billed monthly.

      C.    Universal   Service  Fund  fees,  as   implemented  by  the  Federal
            Communications Commission (FCC), will be billed as a percentage of applicable monthly telecommunication fees.

2.    Dial-Up ATM Device Fees
      -----------------------

      A. A telecommunications charge of $.07 per Transaction or status message from the ATM. Status messages include, but are not limited to, messages regarding card reader failures, dispenser failures, receipt printer failures, communication failures and "I'm Alive" messages. Telecommunication fees are based upon the deployment of dial ATM devices and software configurations that would not cause an average transaction duration to exceed connection times of 18 seconds. If average connection exceeds 18 seconds, User will incur an additional telecommunications assessment at the rate of $.002 per second over the first l8 seconds.

      B. A telecommunications charge of $3.00 for each downline load of ATM screens, messages and instructions to a dial-up ATM.

      C. A monthly Terminal driving/support fee based upon the aggregate number of dial-up ATMs supported by MAS in each tier. Fees are charged at each level, regardless of the tier reached.

     # of ATMs           Fee per ATM
     ---------           -----------
      1 - 100                $35
     101 - 250               $30
      Over 250               $25

3. An add/change/delete fee of $100 per ATM installed, de-installed or moved. ATM changes include, but are not limited to, general and Regulation E information, configuration or cartridge information, and terminal option changes.

4. A card fee of $.08 per month for each card record maintained on the MAS card management system.

5. An ATM and POB Transaction processing fee of $.08 for each foreign MAC Transaction, including Declines, processed on behalf of User.

6. An ATM and POB Transaction processing fee of $.08 at User's own ATM and POB Terminals, processed on behalf of User.

7. A POS Transaction processing fee of $.06 for each MAC Transaction, including Declines, processed on behalf of User.

8.    A co-op processor connect fee of $125 per communications line, per month.

9. A customized text fee of $50.00 per month plus $25.00 per requested change for Terminal screen or receipt message changes (if used).

Telecommunication fees, not covered by 1(C) or 2(A), as applicable to User, will be billed monthly.

                                   EXHIBIT C
                       MONEY ACCESS SERVICE(R) PROCESSING
                                SCHEDULE OF FEES
                        CLIENT-REQUESTED SUPPORT SERVICES

Fees for Conversions, Mergers/Acquisitions and Deconversions

o The following fees are inclusive of all required work, except ATM add and delete fees (see Exhibit B) and testing and certification time which will be billed separately as stated below, for the support of a standard conversion of an existing client to a different processing mode during a Regularly Scheduled Switch Outage. (See ** Note Below)

                                   Standard Lead Time
                                     Calendar Days*
                Service            (See *Note Below)        Fee
                -------            -----------------        ---
                FS to AP              100-120 Days         $4,900
                FS to IP              100-120 Days         $4,900
                FS to Co-Op           100-120 Days         $4,900
                AP to IP              80-100 Days          $2,200
                AP to FS              80-100 Days          $4,000
                IP to AP              80-100 Days          $2,100
                Co-OP to IP           80-100 Days          $2,200
                Co-Op to FS           60- 80 Days          $4,000

o The following fees are inclusive of all required work, except ATM add and delete fees (see Exhibit B) and testing and certification time which will be billed separately as stated below, for the support of a standard merger or acquisition of two exiting clients during a Regularly Scheduled Switch Outrage. (See ** Note Below)

                                   Standard Lead Time
                                     Calendar Days*
                Service            (See *Note Below)        Fee
                -------            -----------------        ---
                FS by FS              90-110 Days          $4,200
                FS by AP              80-100 Days          $3,400
                FS by IP              80-100 Days          $3,400
                FS by Co-Op           80-100 Days          $3,400
                AP by AP              90-110 Days          $2,800
                AP by IP              70- 90 Days          $2,800
                AP by Co-Op           90-110 Days          $2,800
                IP by AP              90-110 Days          $2,800
                IP by IP              80-100 Days          $2,800
                IP by Co-Op           90-110 Days          $2,800
                Co-Op by AP           90-110 Days          $2,800
                Co-Op by IP           80-100 Days          $2,800
                Co-Op by Co-Op        90-110 Days          $2,800

o The following fees are inclusive of all required work, except ATM delete fees (see Exhibit B) and testing and certification time which will be billed separately as stated below, for the support of a standard deconversion of an existing client to a third party processor during a Regularly Scheduled Switch Outage. (See ** Note Below)

                                   Standard Lead Time
                                     Calendar Days*
                Service            (See *Note Below)        Fee
                -------            -----------------        ---
               FS to 3PPFI            80-100 Days          $3,400
               AP to 3PPFI            80-100 Days          $2,800
               IP to 3PPFI            60- 80 Days          $2,800
             Co-Op to 3PPFI           80-100 Days          $3,400

* NOTE: Additional charges will be incurred for priority and emergency events requested outside of the published timeframes. A priority event is defined as a request for a service to be completed in less than 99% of the earliest standard lead time and will be billed at 1.5 times the stated fee. An emergency event is defined as a request for a service to be completed in less than 50% of the earliest lead time and will be billed at 2 times the stated fee. These events will be scheduled at the discretion of MAS.

** NOTE: An additional fee will be incurred for the support of conversions, mergers, acquistions, deconversions on an off-cycle schedule as follows:

            $2,000 for an off-cycle business day

            $5,000 for an on-cycle weekend

Fees for client-requested services.
-----------------------------------

o A fee of $250 per hour per person for MAS support for standard testing and certification of client requested changes. The fee applies, but is not limited, to message format changes, processor/software conversions, mergers/acquisitions, deconversions, transmissions and other client-requested changes or additions.

o     An   additional   fee  of  $250  per  hour  per  person  for   support  of
      client-requested special development efforts requiring software changes, special reports and other client specific changes.

o A fee of $250 per hour per person for MAS support of client requested testing of disaster recovery capabilities. These services include, but are not limited, to processing, transmissions, creating reports and transmitting files. The fee will be doubled for weekend support.

o A fee of $1,000 for the support of a host software convesion intitiated by the client or their processor. The fee is inclusive of all work required to support the conversion execept for certification times that will be billed seperately at the rates stated above.

o A setup fee of $500 to add a unique identifier (pseudo ID) to the switch to designate a group of terminals or participant IDs for settlement, billing or other purposes.

o A fee of $100 per month per pseudo ID for settlement and reporting support.

o A $500 per report or file for the retransmission of a report or file more than 10 days old.

Fees for client-requested cancellation of support activities.
-------------------------------------------------------------

o A cancellation fee of $200 per day times (10 days less the number of days cancellation notice) for a client requested cancellation of any project where work has already been done and the notice of cancellation is received less than 10 business days prior to the scheduled implementation date. This fee is in addition to any fees for work completed by MAS up to such cancellation date.

                             Notice (days)             Fee
                             -------------             ---
                                  0                  $2,000
                                  1                   1,800
                                  2                   1,600
                                  3                   1,400
                                  4                   1,200
                                  5                   1,000
                                  6                     800
                                  7                     600
                                  8                     400
                                  9                     200

Fees for client-requested database and BIN changes.
---------------------------------------------------

o A fee of $200 per BIN file or database change, with a maximum of $5,000 per outage, for miscellaneous changes including but not limited to:

            BIN changes
            New settlement account number
            Stand-in parameter changes
            Routing changes
            Name changes
            Transaction set changes

o A fee of $1,000 for support of client-requested message format change. The fee is inclusive of all work required to support the change except the testing, certification and development time that will be billed separately as stated above.

Fees for client-requested card base changes.
--------------------------------------------

o A fee of $200 per requested addition of or change to card limit groups. This does not apply to initial limit group set ups for new clients.

o A fee of $200 for each requested copy of the current card master file maintained on the system.

o     A fee of $1,500 for a client-requested card reissue.

o A $200 fee for client-requested individual special reports and mailing labels. Report options include cards not activated or card not used since specified date. This cost may not include programming or development, if required.

o A fee of $500 for requested exceptional maintenance processes. Options include, but are not limited to,

         Cardholder deletes
         Account number replacement, change, or delete
         Reissue plastics for one or more BINs
         Mass deletes of cards or accounts
         This cost may not include programming or development, if needed.

Fees for client-requested stand-in services.
--------------------------------------------

o     A fee of $200 per client request for negative file reports or tapes.

o A $200 fee to load client supplied negative file tape to support stand-in authorization. Cost does not include reformatting tape, if required.

Reporting and File Distribution and Delivery Charges.
-----------------------------------------------------

o The following charges pertain to certain reporting and file distribution and delivery charges for providing and delivering reports. (This fee will not be charged if the report is combined with a report that is produced pursuant to a MAC Network Participation agreement for which a fee is charged under that agreement).

            1.    A monthly report distribution fee of:

                  o $75 via fiche, $5 per additional copy of reports via fiche per month

                  o     $50 via Access Work Station (AWS)

            2.    A monthly reconciliation file fee of:

                  o     $125 via tape

                  o     $75 via transmission

            3. A transmission fee of $.30 per minute will be assessed for all transmissions initiated by MAS.

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                          SCHEDULE OF USER'S SELECTION
                                       OF
                         ADDITIONAL PROCESSING SERVICES

This Addendum is dated 9-20 , 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated 9- 20, 2000 between MAS and User ("MAS Processing Agreement").

                                   Background
                                   ----------

In connection with the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). At the time of execution of the MAS Processing Agreement or at any later time, User may select Additional Processing Services. User's most recent selection of Additional Processing
Services is itemized herein. Any previous selections by User of Additional Processing Services are reflected on earlier addenda. The features of and charges for the Additional Processing Services that User selects on this addenda are set forth in separate Addenda to the MAS Processing Agreement which are attached hereto and incorporated herein by reference.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. USER'S SELECTION OF ADDITIONAL PROCESSING SERVICES. From the list below,

User selects those Additional Processing Services by which it places its initials.

             Advanced ATM Functionality
-------
             Cardholder Service Charging Service
-------
RWD          Card Protection Service
-------
             Dial Up ATM
-------
             EBT Processing Service
-------
             Electronic Banking Service
-------
RWD          Gateway Service
-------
             Gateway Sponsorship
-------
             MAC Phone Card Service
-------
RWD          MasterCard Debit Card/Visa Check Card
-------
RWD          Off-line Debit Fraud Risk Identification Service
-------
             On-Line Services
-------
             Other Special Terms
-------

3. CONFIRMATION OF MAS PROCESSING AGREEMENT. Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

4. AGREEMENT TO SEPARATE ADDENDA. The execution by MAS and User of this Addendum for Schedule of User's Selection of Additional Processing Services shall evidence the parties' agreement to the terms, conditions and pricing set forth in the separate Addenda for each of the Additional Processing Services that User selects hereinabove.

5. NEWLY SELECTED ADDITIONAL PROCESSING SERVICES. This Addendum reflects User's newly selected Additional Processing Services and shall supplement any earlier addenda executed for such purpose.

In Witness Whereof, the parties hereto have executed this Addendum by their duly authorized representatives on the date first written above.

MONEY ACCESS SERVICE INC.

By:/s/ Lois Pembroke
   -----------------------------
Lois Pembroke, Sales Executive
--------------------------------
Name and Title (Printed)

TOWN BANK OF WESTFIELD

By:/s/ Robert W. Dowens, Sr.
--------------------------------

Robert W. Dowens, Sr., President
--------------------------------
Name and Title (Printed)

          577015
--------------------------
User Identification Number

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

This Addendum is dated 9-20 , 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated 9-20 , 2000, between MAS and User ("MAS Processing Agreement").

                                   Background
                                   ----------

In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS

All capitalized terns used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. GATEWAY SERVICE

You hereby request and we hereby agree to provide you with our Gateway service which will afford extended EFT access to your Cardholders (if any) and the Cardholders of other Networks and/or card issuing organizations you designate by your initials below:

RWD           Cirrus/Master Card                 Cards         X      ATMs
-------------                            -------               ------
RWD           PLUS/VISA                  X       Cards         X      ATMs
-------------                            -------               ------
LP/RWD        American Express Card
-------------
LP/RWD        Discover Card
-------------
              Magic Line
-------------
              NYCE
-------------
              Internet
-------------
              Maestro U.S.A Inc.
-------------
              Interlink
-------------
              Other (Specify)
-------------                            --------------------

You must establish and maintain appropriate (i) status as an active member of or participant in and/or (ii) arrangements to acquire Transactions of each of the other Networks and/or card issuing organizations you designate for our Gateway service. You represent and warrant to us that at all times during which this Addendum is operative you will be an active member of or participant in and/or hold an arrangement to acquire Transactions of each Network and/or card issuing organization you designate for our Gateway service. Through our Gateway service, we will receive (i) Transaction requests of your Cardholders made at Terminals of other Networks for your authorization and/or (ii) Transaction requests by Cardholders of other Networks and/or card issuing organizations made at your Terminals for authorization by such other Networks or card issuing organizations.

3. OTHER USER RESPONSIBILITIES

You are responsible to comply in all respects with the rules, regulations and standards of the other Networks to which we provide our Gateway service for you. You will be solely responsible for all other Networks' membership and other fees, fines, assessments, inquiries, adjustments, records, reconcilements, accountings and every other category of fees presently existing and hereafter imposed in connection with the Transaction requests for which we provide our Gateway service to you.

4. FEES

For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the schedule of fees set forth on Exhibit GS-l hereto.

5. EFFECTIVE DATE AND TERM

This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

6. AMENDMENT OF MAS PROCESSING AGREEMENT

Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

7. AGREEMENT TO ADDENDUM

User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT GS-1
                                  ------------
                                SCHEDULE OF FEES
                       FOR ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

The fees payable by User for Gateway Service shall be as follows:

Processing Fees
---------------

1. A national network transaction fee of $.10 for a transaction (including Declines) by use of a Card issued by User at a national and/or regional network terminal.

2. A regional network transaction fee of $.10 for a transaction (including Declines) by use of a Card issued by User at a national and/or regional network terminal.

3. A national network acquirers fee of $.10 for each transaction (including Declines) acquired at User's terminal by a national and/or regional network cardholder.

4. A regional network acquirers fee of $.10 for each transaction (including Declines) acquired at User's terminal by a national and/or regional network cardholder.

5.    A monthly Gateway Access fee of $50 per Network.

In addition to the fees stated above, the following fee applies to Direct Intercept Processors that are sponsored into the national networks by MAS and who surcharge transactions at their ATMs:

6. A monthly fee of $500 for files of international BINs that should not be surcharged in accordance with national network rules.

Regional Network Gateway Fees (Pass-Through)
--------------------------------------------

1. All applicable regional network transaction fees including but not limited to: ATM fees, fines and assessments, POS fees, adjustment fees and interchange fees/payments will be passed through as incurred by MAS.

National Network Gateway Fees (Pass-Through)
--------------------------------------------

1. All applicable national network transaction fees including but not limited to: ATM fees, fines and assessments, POS fees, adjustment fees and interchange fees/payments per the interchange table will be passed through as incurred by MAS.

2.    A monthly sponsorship fee of $50.00 for access per national network.

3.    An annual card royalty fee of:

            $.025 per debit card (assessed quarterly)

            $.01 per credit card (assessed quarterly)

4. A Transaction fee for a Transaction by use of a card issued by User in a non-MAC national terminal plus interchange fees per the interchange table:

            Transaction Fee for Plus:          $.05
            Transaction Fee for Cirrus         $.08

Interchange Table
-----------------
(For information purposes only)

                                   American
                                   Express     Discover   Plus/Visa*  Cirrus/MC*
Withdrawal                           .65         .65         .50         .50
Deposit                               NA          NA          NA          NA
Transfer                              NA          NA         .25         .25
Inquiry                              .35         .35         .25         .25
Other                                 NA          NA          NA          NA
Denial                               .35         .35         .25         .25

* Represents domestic (USA) interchange rates only.

POS Reimbursement: Per the Network

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                     ADENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                             CARD PRODUCTION SERVICE

This Addendum is dated 9-20 , 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated 9-20 , 2000, between MAS and User ("MAS Processing Agreement").

                                   Background
                                   ----------

In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS

All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in Exhibit A to the MAS Processing Agreement.

2. CARD PRODUCTION SERVICE

You hereby request and we hereby agree to provide you with our Card Production Service in which we will administer the issuance and periodic reissuance to your Cardholders of MAC cards. In accordance with your instructions on the
Specification Form, we will arrange for the purchase of plastic cards, assignment of personal identification numbers, establishment of Cardholder records and/or embossing and encoding in accordance with MAC graphic standards and/or mailings.

3. FEES

For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the Schedule of Fees set forth on Exhibit CPS-1 hereto.

4. EFFECTIVE DATE AND TERM

This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a terra coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement. This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement

5. CONFIRMATION OF MAS PROCESSING AGREEMENT

Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

6. AGREEMENT TO ADDENDUM

User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT CPS-1
                                SCHEDULE OF FEES
                                       for
                         ADDITIONAL PROCESSING SERVICES
                             CARD PRODUCTION SERVICE

1.    Design of Card:

      a. A Generic MAC Plastic fee of $.20 (includes FI name & network affiliations)

      b.    Customized Proprietary Plastic As quoted by manufacturer

2.    Card Processing Fees:

      (Processed by MAC and mailed directly to consumer):

            A per Card fee of $.62/card for adding card record to file; card encoding, embossing, and tipping; matching of card carrier to plastic; insertion of card into carrier and envelope; window envelope; card carrier; and metering.

3.    Branch Issuance via Application:

            A per Card fee of  $.40/card  for the  creation of skeleton  record;
            card  encoding;   embossing;  and  tipping;   application;  and  PIN
            creation.

4.    Miscellaneous:

      a. A $10.00 each fee to pull Cards on an exception basis + express mail charge

      b.    Hotstamping:

            -     Die creation as per quote

            -     Hotstamping on existing plastics as per quote

      c. Statement insert stuffing fee of $.01 each (statement insert provided by FI meeting the required specifications).

5.    Postage:

      a. Postage fees are Pass through (Will be billed monthly as applicable to User).

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                     MASTERCARD DEBIT CARD/ VISA CHECK CARD

This Addendum is dated 9-20 , 2000, by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated 9-20 , 2000 between MAS and User ("MAS Processing Agreement").

                                   Background
                                   ----------

In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as herein after set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. MASTERCARD DEBIT CARD/ VISA CHECK CARD. You hereby request and we hereby agree to provide you with the features of our MASTERCARD DEBIT CARD/ VISA CHECK CARD services you elect below by which you can offer your Cardholders national debit capabilities by linking their MAC(R) Cards with the debit programs of VISA U.S.A., Inc. ("VISA") and/or MasterCard International, Incorporated ("MasterCard") (each, an "Association") at points of sale:

      |_| Our MASTERCARD DEBIT CARD service provides your Cardholders with enhanced use of their MAC Cards through MasterCard's debit program.

      |X| Our VISA CHECK CARD service provides your Cardholders with enhanced use of their MAC Cards through VISA's debit program.

3.   MASTERCARD   DEBIT   CARD/   VISA  CHECK  CARD   HOLD/MATCH   SERVICE   AND
PRE-AUTHORIZATION RE-APPLY SERVICE.

Our HOLD/MATCH SERVICE for users of MASTERCARD DEBIT CARD or VISA CHECK CARD causes the expiration of a "hold" on funds in a Cardholder's account to occur only upon the occurrence of (i) a matching MASTERCARD DEBIT CARD or VISA CHECK CARD Purchase Completion or (ii) the passage of pre-set number of hours that you designate on the Specification Form.

Designation of Hold Hours: As determined by User and set forth on the Specification Form, User elects to impose a hold on funds of Cardholders engaging in Purchases until such time as a Purchase Completion occurs.

Our PRE-AUTHORIZATION RE-APPLY SERVICE for users of MASTERCARD DEBIT CARD or VISA CHECK CARD provides the User with the ability to extend the hold period that you designate on the Specification Form pending the receipt of Purchase completions.

4. USER RESPONSIBILITIES. In accordance with your elections in Section 2 herein, you must establish and maintain appropriate status for VISA as a Principal or Associate member, or for MasterCard as a Principal or Affiliate member and be authorized to participate in the debit programs of such organization(s). You represent and warrant to us that at all times during which this Addendum is operative you will maintain the appropriate active membership(s) and authorization(s).

You are responsible to purchase the appropriate Association manuals and comply in all respects with the rules, regulations and standards of VISA and/or MasterCard for which we provide you with MASTERCARD DEBIT CARD or VISA CHECK CARD support services. You are solely responsible for all membership and other fees, fines, assessments, inquiries, adjustments, records, reconcilements, accountings and every other category of monetary obligation presently existing and hereafter imposed on by VISA and/or MasterCard, as applicable given your elections in Section 2 herein. If you elect to use our HOLD/MATCH SERVICE or PRE-AUTHORIZATION RE-APPLY SERVICE in Section 3, you must designate on the Specification Form a range of hours for all holds. You are responsible for the additional MASTERCARD DEBIT CARD or VISA CHECK CARD Authorization fees set forth on Schedule MCV-1. MAS shall not be responsible for any election made by User in
Section 3 of this Addendum and User shall indemnify, defend and hold harmless MAS for any such elections.

5. SETTLEMENT ACCOUNT. User shall be required to maintain their Settlement Account with MAS for not less than one hundred eighty (180) days after the last transaction is processed under this Agreement. Settlement Account shall be defined to include settlement, daily chargeback, daily interchange, daily chargeback processing activity and any and all association pass-through fees. User must accept, process and settle all activity related to Transactions processed under this Agreement regardless of the termination of this Agreement.

6. MAS RESPONSIBILITIES. We will (i) receive Transaction requests of your Cardholders through the MASTERCARD DEBIT CARD or VISA CHECK CARD services you elect and (ii) process such requests in accordance with the Cardholder information you provide us. If you are qualified and elect to use our HOLD/MATCH SERVICE or PRE-AUTHORIZATION REAPPLY SERVICE, we will impose a hold on each Transaction until the criteria you have selected to terminate the hold as set forth on the attached Specification Form has been satisfied.

7. FEES. For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the Schedule of Fees set forth on Exhibit MCV-1 hereto. Users of our HOLD/MATCH SERVICE or
PRE-AUTHORIZATION RE-APPLY SERVICE, described in Section 3 will also pay fees per authorization as set forth on Exhibit MCV-1 hereto. User will be responsible for all Association fees including, but not limited to, any set up fees and monthly fees assessed by the Association to MAS which relates to participation in MASTERCARD DEBIT CARD or VISA CHECK CARD Service or MAS's processing of Transactions hereunder.

8. EFFECTIVE DATE AND TERM. This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

9. CONFIRMATION OF MAS PROCESSING AGREEMENT. Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

10. AGREEMENT TO ADDENDUM. User has agreed to the terms of this Addendum at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT MCV-1
                                SCHEDULE OF FEES
                                       for
                         ADDITIONAL PROCESSING SERVICES
                     MASTERCARD DEBIT CARD/ VISA CHECK CARD

The fees payable by User for the MASTERCARD DEBIT CARD or VISA CHECK CARD shall be as follows:

Set-Up Fee

1.    One-Time Set-Up

      MC Debit Card/Visa Check Card $2,000

Processing Fees

1.    Monthly Access/Gateway Fee                  $100

2.    Completion or Posting Transaction Fee       $ 15

3.    Quarterly Reporting

      Principals                                  Not Applicable

      Affiliate/Associate or Other Membership     100/quarter

4.    Chargeback/Retrieval Request                $13 per Item

      Each subsequent action will be accessed at the per item rate

5.    Credit Card Network Processing Fees as pass-through:

      A. Fees as described in the MasterCard Consolidated Billing System manual are included on the monthly MAS invoice as pass-through fees.

      B. Fees as described in the VISA U.S.A. Inc., Operating Regulations, Volume I - General Rules are included on the monthly MAS invoice as pass-through fees.

      C. Any charges and fees incurred by card vendors, shall be passed through to User.

      D. Pass-through fees not covered under item 5 herein, as applicable to User will be billed to User.

6.    Fraud Reporting

      A.    MasterCard SAFE Reporting             $50/mo.

      B.    Visa Confirmed Fraud Reporting        $50/mo.

7.    Telecommunications                          at cost

Optional Services

1.    Hold/Match Service Implementation Fee $100

      A.    Hold/Match fee per Authorization:

            Billing Increment
            -----------------
            1 to 12 hours                   $0.024
            13 to 24 hours                  $0.028
            25 to 36 hours                  $0.032
            37 to 48 hours                  $0.035
            49 to 60 hours                  $0.038
            61 to 72 hours                  $0.040
            73 to 84 hours                  $0.042
            85 to 96 hours                  $0.044
            each additional 12 hours       +$0.002

Hold/Match fees are calculated based on the total number of Pre-authorization transactions for the month.

2.    Pre-Authorization Re-Apply Service Fee $.04 per transaction per day

Card Production Fees

1.    Generic MasterCard Debit Card/Visa Check Card and Business Card fee.

      A. A set-up fee, covering the cost of client setup on card vendors system and any necessary programming, will be passed through to User.

      B. A per Card fee based upon the number of Cards issued. This fee includes plastic, window envelopes and insertion, ultragraphics, indent printing, CVV/CVC calculation, embossing, encoding, tipping, card carrier, printing of card carriers, matching of cards to carriers, activation labels and affixing of activation labels.

      #of Plastics            Cost/Standard Card            Cost/Business Card
      ------------            ------------------            ------------------
        1 - 500                     $1.75                         $2.50
        Over 500                     1.50                          2.25

            Monthly Volume includes Continuous Issue, Mass Issue and Reissues.

      C. A PIN Creation fee of $.30 per PIN which includes generation of PIN, printing of PIN mailer and PIN mailer.

      D.    Postage fees are pass-through.

2.    Custom MasterCard Debit Card/Visa Check Card and Business Card fee.

      A.    A one time set-up fee of $300,

      B.    Customized Proprietary Plastic will be quoted by manufacturer.

      C. A per Card fee based upon the number of Cards issued. This fee includes window envelopes and insertion, ultragraphics, indent printing, CVV/CVC calculation, embossing, encoding, tipping, card carrier, printing of card carriers, matching of cards to carriers, activation labels and affixing of activation labels.

            # of Plastics                                            Cost/card
            -------------                                            ---------
               1 - 500                                                 $1.40
               over 500                                                $1.15

            Monthly Volume includes Continuous Issue, Mass Issue and Reissues.

      D. A PIN Creation fee of $.30 per PIN which includes generation of PIN, printing of PIN mailer and PIN mailer.

      E.    Postage fees are pass-through

3.    Miscellaneous service fees:

      A. A $10.00 each fee to pull Card on an exception basis plus express mail charge.

      B. Statement insert stuffing fee of $.01 each (statement insert provided by FI meeting the required specifications.)

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                                 OFF-LINE DEBIT
                       FRAUD RISK IDENTIFICATION SERVICES

This Addendum is dated 9-20 , 2000 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, DE 19809 ("MAS", "we" or "us") and TOWN BANK OF WESTFIELD with offices located at 520 SOUTH AVE., WESTFIELD, NJ 07090 ("User", "you" or "your") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated 9-20 , 2000, between MAS and User (the "MAS Processing Agreement").

                                   Background
                                   ----------

In connection with the MAS Processing Services set forth in the addendum for Off-Line Debit-Visa Check Card/MasterCard Debit Card to the MAS Processing Agreement, MAS offers, a service designed to detect and report patterns of potentially fraudulent use of off-line debit cards known as the Fraud Risk Identification Service. MAS's provision of access to the Fraud Protection Service and the associated reporting and notice undertakings hereunder are collectively referenced below as the Service. User elects the Service described herein.

NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS

All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. THE SERVICE

(a) Participation in the Fraud Protection Service. User shall communicate to MAS the off-line debit cards selected by User to participate in the Service (each, a "Card") on the User Service Election Form attached hereto and incorporated herein by reference as Exhibit FRIS-l, as such exhibit may be amended from time to by mutual agreement of the parties.

(b) Election of Service Type; Fraud Activity Thresholds. User shall designate its Service election on Exhibit FRIS-l.

      (1) Comprehensive Service Election. If a "Comprehensive Service" election is made by User on Exhibit FRIS-1, upon MAS's determination that a suspected fraud activity threshold determined by MAS in its sole discretion from time to time ("Threshold") has been met with respect to any Card, MAS shall attempt to communicate with User's cardholder, at the telephone number provided by User, to determine whether the reported use of the Card was unauthorized. MAS is authorized to disclose information regarding use of the Card to persons at such telephone number and to rely upon the direction of such persons. MAS's policies, procedures and options for response to claims of fraudulent activity, inability to contact the cardholder and reporting to the User shall be provided to User by MAS from time to time.

      (2) Independent Service Election. If an "Independent Service" election is made by User on Exhibit FRIS-l, upon MAS's determination that a Threshold has been met with respect to any Card, MAS will inform User of such determination in accordance with procedures set forth in MAS's Service documentation from time to time. Upon the election by User of the Independent

      Service, MAS will have no obligation, duty or responsibility to attempt to communicate with User's cardholder.

(c) Ownership of Systems Required to Provide Service. MAS does not hereby convey nor does User hereby obtain any right in the programs, systems, data or materials utilized by MAS in the performance of the Service under this Addendum or the MAS Processing Agreement.

(d) Authorization to Use the Service. User shall comply with all applicable provisions of this Agreement and MAS's policy and procedures statements distributed from time to time. User shall provide to MAS information related to User's confirmed fraud experience as required by MAS from time to time.

(e) Provision of Needed Data to MAS upon User's Comprehensive Service Election. Upon User's Comprehensive Service election on Exhibit FRIS-1, prior to the Start Date, and as updated from time to time thereafter, User shall provide MAS with the names and corresponding valid telephone numbers for all of its cardholders whose Cards will participate in the Service in such format as MAS shall specify from time to time (the "Cardholder Data"). MAS may refuse to process, and may return to User, any Cardholder Data that in MAS's opinion are not of a quality suitable for processing or do not comply with MAS's standards and procedures. User will be responsible for correcting and resubmitting any rejected Cardholder Data.

(f) Contact of User's Cardholders upon User's Comprehensive Service Election. Upon User's Comprehensive Service election on Exhibit FRIS-l, User authorizes MAS to contact User's cardholders, as necessary, upon its determination that a Threshold has been triggered by such cardholders' account activity. User agrees that MAS is entitled to rely upon User's Cardholder Data without verification and acknowledges that any error in such Cardholder Data may prevent or impede MAS from contacting such Cardholders.

(g) Periodic Surveys. Regardless of User's service level election on Exhibit FRIS-l, User agrees to participate in periodic confidential surveys to assess Service performance.

(h) HNC Software Sublicense. The software sublicensing agreement, attached hereto as Exhibit FRIS-2 as such exhibit may be amended from time to time, is incorporated herein by reference.

3. EFFECTIVE DATE; TERM; SERVICE START DATE.

(a) This Addendum shall become effective, without further action, as of the date first written above (the "Effective Date") and shall remain in full force and effect until MAS ceases to offer the Service or until the expiration of the initial term or current renewal term of the MAS Processing Agreement, whichever is sooner; provided that either party to this Agreement may terminate this Agreement for any reason whatsoever, without penalty, by providing thirty (30) days' prior written notice to the other party.

(b) Notwithstanding the Effective Date, MAS shall begin to provide the Service to User on the date set forth on Exhibit FRIS-l (the "Start Date").

4. FEES.

In consideration for the Services, User agrees to pay to MAS a Service set-up fee as set forth in Exhibit FRIS-1 prior to the Start Date. In addition, User shall pay to MAS Service usage fees as described on Exhibit FRIS-I related to User's service level election. Notwithstanding any other provision of the MAS Processing Agreement or any addenda thereto, if HNC Software Inc., increases the costs charged to MAS associated with the Service, MAS may increase User's Service usage fees to reflect such increases. The timing and form of payment of such fees shall be governed by the MAS Processing Agreement. Any costs associated with User's receipt of the Service shall be borne by User.

5. DISCLAIMER OF LIABILITY.

MAS shall not be responsible for any losses, damages, or liabilities, whether in contract, tort (including negligence), strict liability or under any other theory, incurred by User or any of its cardholders, that is in any way associated with the Service, including without limitation any losses, damages or liabilities that are (a) caused (i) by any inaccuracy or error in the Service,
(ii) by any disclosure of cardholder information to a person contacted through the Cardholder Data provided by User, or (iii) during scheduled maintenance necessary to support the Service. In no event shall MAS be liable for indirect, special, incidental, or consequential damages including without limitation lost profits incurred by User, its agents, or any cardholders in connection with the Service. Without limiting the foregoing, MAS disclaims any warranty, express or implied, in the selection on any Threshold.

6. INDEMNIFICATION.

User shall indemnify, defend and hold MAS and respective directors, officers, agents and employees harmless from and against any and all losses, claims, demands, actions, causes of action, suits, costs, attorneys' fees, damages, expenses, compensation, penalties, liabilities and obligations of any kind asserted by a third party resulting from, arising out of, or incurred in connection with the Service.

7. CONFIRMATION OF MAS PROCESSING AGREEMENT

Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

                                 EXHIBIT FRIS-1
                           USER SERVICE ELECTION FORM

The undersigned User wishes to participate in the Fraud Risk Identification Service (FRIS), and designates the following type of service and cards for coverage through such service.

Financial Institution Name: The Town Bank of Westfield
                            -----------------------------------
Participant Number: 577015
                    -------------------------------------------

                                Schedule of Fees

User agrees to pay MAS:

Initial Implementation Set-up Fee

1.    A one-time set-up fee of $1,000.

Service Level Election
Comprehensive Service |X|

In addition to the fees above, User shall pay to MAS the following:

1.    Monthly Card Residency Fee of $.02 per active*card on file. (Waived).

2. Transaction Fee of $.03 per transaction submitted for neural network scoring and processed by MAS with respect to any Card.

Independent Service |_|

In addition to the fees above, User shall pay to MAS the following:

1.    Monthly Card Residency Fee of $.02 per active*card on file.

2. Transaction Fee of $0.3 per transaction submitted for neural network scoring and processed by MAS with respect to any Card.

               Reporting and File Distribution and Delivery Fees

1. Telecommunication fees as applicable to Participant will be billed monthly.

                           Consortium Fraud File Fee

1.    Monthly Fee of $50 for file maintenance and administration.

                      Cardholder Profile Transmission Fees
 Authorization Processor/Intercept Processor/Third Party Processor Clients Only

Optional Service

1. Monthly Card Record Storage Fee of $.02 per card record maintained on the FRIS card profile system.

2.    Monthly  File   Maintenance   Fee  of  $150  for  file   maintenance   and
      administration.

3. Telecommunication fees as applicable to Participant will be billed monthly.

4.    Certification fees as applicable to Participant will be billed.

* Active is defined as any offline debit card which conducted a transaction via the MasterCard Debit Card and Visa Check Card system during the month, that was submitted for neural network scoring.

User Prefix                Total # of Cards          Active # of Cards

-----------                ----------------          -----------------
-----------                ----------------          -----------------

Note: Prefixes participating in the Service need to be submitted four (4) weeks prior to their inclusion.

                                 EXHIBIT FRIS-2
                              SUBLICENSE AGREEMENT

      1. MAS grants to User a nonexclusive, nontransferable (except as provided in Section 10 below) sublicense to use proprietary software for use with debit card accounts ("HNC Software") developed by HNC Software Inc., ("HNC") only in object code form as provided herein and to use the manuals and related written materials that describe the use or functionality of the HNC Software (the "Documentation") for the HNC Software. User's rights may not be sublicensed, assigned, or transferred in any respect, whether by operation of law or otherwise, except as specifically set forth in this Agreement. User's rights and license with respect to the HNC Software are subject to termination if MAS's rights under the License and Software Distribution Agreement between HNC and MAS are terminated. User acknowledges that the HNC Software is designed for detection of debit card fraud and, as such, User agrees not to use the HNC Software for any other purpose. In addition, User acknowledges and agrees that the performance of the HNC Software is optimized for cardholders domiciled in the United States and Canada. As such, User agrees it will not use the HNC Software with respect to any cardholders known by User to be domiciled outside of the United States and Canada.

      2. User acknowledges that the HNC Software is copyrighted and is the sole and exclusive property of HNC Software Inc. No right, title, or interest in or to the HNC Software (including any right, title or interest in or to any patent, copyright, trademark, or other Intellectual Property or proprietary rights in or related to the HNC Software), other than the sublicense expressly granted hereby, is transferred from MAS to User. Title to and ownership of the HNC Software shall remain exclusively with HNC and its licensors (if any). User shall not alter or erase any proprietary notices appearing on the HNC Software.

      3. The HNC Software contains trade secrets of HNC, and to protect them, User agrees not to decompile, reverse engineer, disassemble, or otherwise reduce the HNC Software to human perceivable form. Except as otherwise provided in this Agreement, User may not use, copy, modify, adapt, translate, rent, lease, loan, resell for profit, distribute, network or create derivative works based upon the HNC Software or any part thereof.

      4. The User may copy those components of the HNC Software which MAS is permitted to use hereunder solely for internal archival and backup purposes to enable User to use the HNC Software as permitted by this Agreement. User may transfer the HNC Software to a backup computer in the event of computer malfunction. User shall reproduce all copyright and proprietary notices on the HNC Software in their exact form on all such copies. Upon MAS's reasonable request, User shall inform MAS of the number and location of any copies of the HNC Software in such User's possession.

      5. LIMITED LIABILITY. REGARDLESS WHETHER ANY REMEDY SET FORTH HEREIN OR IN ANY OF HNC'S LIMITED WARRANTIES FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, HNC AND/OR MAS WILL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF BUSINESS OR FOR INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY USER OR OTHERS ARISING OUT OF OR RELATED TO THIS ADDENDUM, THE HNC
SOFTWARE, THE DOCUMENTATION OR ANY OTHER HNC PRODUCTS OR SERVICES, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING BUT NOT LIMITED TO TORT, CONTRACT, NEGLIGENCE, STRICT PRODUCT LIABILITY AND BREACH OF WARRANTY) EVEN IF HNC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

      6. LIMIT ON MAXIMUM LIABILITY. HNC'S AND MAS'S TOTAL COLLECTIVE LIABILITY TO USER UNDER THIS ADDENDUM WILL IN NO EVENT EXCEED THE TOTAL DOLLARS PAID BY USER OR MAS UNDER THIS ADDENDUM (EXCLUSIVE OF REIMBURSED EXPENSES) FOR THE HNC SOFTWARE DURING THE FIRST TWELVE (12) MONTHS OF THIS AGREEMENT OR DURING THE TWELVE-MONTH PERIOD PRECEDING THE DATE ON WHICH THE CAUSE OF ACTION RESULTING IN SUCH LIABILITY ACCRUED, WHICHEVER AMOUNT IS GREATER.

      7. User acknowledges that the HNC Software contains confidential and proprietary information belonging to HNC and its licensors (if any). User shall use reasonable efforts to hold the HNC Software and Documentation in confidence and shall not knowingly or negligently disclose or use the HNC Software except as permitted by this Agreement. As used herein, "reasonable efforts" means at least the same degree of care to safeguard and preserve the confidentiality of HNC's and its licensors' confidential and proprietary information as User would exercise with respect to User's own confidential information, which shall not be less than a reasonable standard of care. User shall not use the HNC Software other than as expressly permitted by this Agreement. User's obligations of confidentiality under this Section and User's obligations under Section 3 above shall survive the termination of this Agreement for any reason for a period of five (5) years. Without limiting the generality of the foregoing, User agrees that in the event that User breaches any of the provisions contained in this Agreement then, MAS and/or HNC shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief; and (iii) an equitable accounting for all profits or benefits arising out of such breach. Such rights or remedies shall be cumulative and in addition to any other rights or remedies to which MAS and/or HNC may be entitled.

      8. User shall be in default of this Agreement if: (a) User breaches any confidentiality obligation and does not cure such breach within ten (10) days after notice thereof by MAS; or (b) User materially breaches any other obligation contained in this Agreement and fails to cure such breach within thirty (30) days after notice thereof by MAS. If User defaults, MAS may terminate this Agreement and require User to destroy or return to MAS all copies of the HNC Software in User's possession.

      9. Consortium Data. As a condition of being permitted to use the HNC Software, User agrees to provide MAS with Client Fraud Data (as such term is defined below) which will be submitted by MAS to HNC on behalf of User. MAS and HNC will treat such data as the Confidential Information of User. HNC shall use such Client Fraud Data only in performing services in accordance with this Addendum. Such Client Fraud Data will be incorporated by HNC into the appropriate consortium database on an anonymous basis and User hereby agrees that such Client Fraud Data (as so incorporated into the consortium database) may be perpetually used by HNC without charge to develop models related to the given HNC Software product, reports and consulting activities that will be used by HNC and its customers. HNC shall also own any derived variables from such data. Such data will only be made available to those employees of HNC who need such information in order to perform their responsibilities hereunder.

      For purposes of this Addendum, "Client Fraud Data" shall mean current data and information of User, which information is collected by MAS on a go-forward basis from the effective date of this Addendum and incorporated into a proprietary data base containing data of other HNC clients which is used by HNC for developing "consortium" models and algorithms for use with the HNC Software.

      User acknowledges and agrees that Client Fraud Data submitted to MAS for use in the Fraud Control Consortium will be formatted as reasonably specified by MAS. If User fails to meet such requirements, User acknowledges and agrees that HNC may, in its discretion, exclude any unfit and/or unsuitable Client Fraud Data submitted by User to the Fraud Control Consortium. In such event, User's data will not be included in the Fraud Control Consortium and, as such, User acknowledges and agrees that User may receive diminished benefits from the Fraud Control Consortium.

      10. Assignment. User shall not, without the prior written consent of MAS, assign or transfer this Addendum. Such consent shall not be unreasonably withheld. However, MAS may, in its discretion, withhold consent to any assignment of this Agreement (and such withholding of consent will be deemed to be reasonable) where: (i) such assignment is to a competitor of HNC (for purposes of this Addendum, a "competitor of HNC" is defined as one which offers a software solution which purports to solve the same problems as the HNC Software, and other similar products in HNC's product line); and (ii) the assignee is located outside the United States and/or Canada.